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                                 EXHIBIT 10.1

                                AMENDMENT NO. 3
                                    TO THE
                           STATE STREET CORPORATION
                          1997 EQUITY INCENTIVE PLAN

  Amendment No. 3 to the State Street Corporation 1997 Equity Incentive Plan (the "Plan").

                                    RECITAL

  The stockholders of State Street Corporation have approved the following amendment to the Plan:

  1. To increase the aggregate number of shares that may be delivered under the Plan, subject to adjustment as provided in the Plan, from 8,000,000 to 15,900,000.

  2. Except as amended above, the Plan remains in full force and effect.

  IN WITNESS WHEREOF, State Street Corporation has caused this instrument of amendment to be executed by its duly authorized officer this 24th day of April, 2000.

                                          State Street Corporation

                                          By: /s/ Trevor Lukes
                                            _______________________________

                                          Name: Trevor Lukes
                                              _____________________________

                                          Title: Senior Vice President
                                              _____________________________